Exhibit 99.1

LETTER OF TRANSMITTALAND CONSENT

Relating to

YRC WORLDWIDE INC.

Offer to Exchange Any and All

Outstanding $2,350,000 Aggregate Principal Amount of

5.0% Contingent Convertible Senior Notes due 2023 (CUSIP No. 985509 AN 8),

Outstanding $234,487,000 Aggregate Principal Amount of

5.0% Net Share Settled Contingent Convertible Senior Notes due 2023 (CUSIP 98557 AA 3),

Outstanding $5,384,000 Aggregate Principal Amount of

3.375% Contingent Convertible Senior Notes due 2023 (CUSIP 985509 AQ 1),

Outstanding $144,616,000 Aggregate Principal Amount of

3.375% Net Share Settled Contingent Convertible Senior Notes due 2023 (CUSIP 985577 AB 1)

Outstanding $150,000,000 Aggregate Principal Amount of

8 1/2% Guaranteed Notes due April 15, 2010 (CUSIP 916906 AB 6)

Solicitation to become party to the Mutual Release

and

Solicitation of Consents to Proposed Amendments to the Related Indentures

Pursuant to the Prospectus, dated November 9, 2009

(as the same may be supplemented or amended from time to time, the “Prospectus”)

THE OFFER TO EXCHANGE AND THE PERIOD FOR A NOTEHOLDER TO BECOME PARTY TO THE MUTUAL RELEASE AND TO CONSENT TO THE PROPOSED AMENDMENTS TO THE RELATED INDENTURES WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON DECEMBER 7, 2009, UNLESS EXTENDED BY US (THE “EXPIRATION DATE”). WITH RESPECT TO ANY SERIES OF OLD NOTES, TENDERS MAY NOT BE WITHDRAWN AFTER 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE (THE “WITHDRAWAL DEADLINE”).

The Information Agent and the Exchange Agent for the offer to exchange, the solicitation to become party to the mutual release and the consent solicitation (the “exchange offers”) is:

Global Bondholder Services Corporation

65 Broadway – Suite 723

New York, New York 10006

Attention: Corporate Actions

Banks and Brokers call: (212) 430-3774

All others call toll free: (866) 612-1500

By Facsimile

(For Eligible Institutions Only)

(212) 430-3775

Confirmation: (212) 430-3774

Certain terms used and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

The undersigned acknowledges that it has received the Prospectus as filed with the Securities and Exchange Commission dated November 9, 2009 and this letter of transmittal (as each may be amended or supplemented from time to time), copies of which accompany this letter (collectively, the “Offer Documents”), which together constitute our (i) offer to exchange any and all of the outstanding old notes for the exchange consideration, and (ii) solicitation to become a party to the mutual release and to consent to the proposed amendments to the related indentures, in each case, upon the terms and subject to the conditions, as described in the Offer Documents.

HOLDERS OF OLD NOTES, BY CAUSING THEIR OLD NOTES TO BE TENDERED ON THEIR BEHALF THROUGH THE DEPOSITORY TRUST COMPANY’S (“DTC”) AUTOMATED TENDER OFFER PROGRAM (“ATOP”), THEREBY AGREE TO BE BOUND BY THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS AS DESCRIBED IN THE APPLICABLE OFFER DOCUMENTS AND THIS LETTER OF TRANSMITTAL, AGREE TO BECOME A PARTY TO THE MUTUAL RELEASE AND CONSENT TO THE AMENDMENTS TO THE INDENTURES DESCRIBED IN THE PROSPECTUS.

Only owners of old notes validly tendered at or prior to the Expiration Date and not validly withdrawn will be eligible to receive the applicable exchange consideration. See “The Exchange Offers—Procedures for Tendering Old Notes” in the Prospectus. The exchange offers may be extended, amended, terminated or consummated as provided in the applicable Offer Documents.

No alternative, conditional or contingent tender of old notes will be accepted. The undersigned waives all rights to receive notice of acceptance of such holder’s old notes for exchange.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW

Custodians of old notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute a tender through ATOP by electronically transmitting their acceptance to DTC through ATOP, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an agent’s message to the Exchange Agent. Delivery of the agent’s message by DTC will satisfy the terms of the exchange offers as to execution and delivery of a letter of transmittal by the participant identified in the agent’s message. The agent’s message must be received by the Exchange Agent at or prior to the Expiration Date for the relevant exchange offer for the tendering holders to be eligible to receive the applicable exchange consideration. An “agent’s message” is a message transmitted by DTC, received by the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgement from you that you have received the applicable Offer Documents including this letter of transmittal and agree to be bound by the terms of the letter of transmittal and that we may enforce such agreement against you.

This letter of transmittal may be completed by a holder of the contingent convertible notes if (i) a tender of contingent convertible notes is to be made by book-entry transfer to the account maintained by the exchange agent at the DTC pursuant to the procedures set forth in the applicable Offer Document and an agent’s message is not delivered, or (ii) if certificates for contingent convertible notes are held in certificated form and thus are physically delivered to the exchange agent.

If you are in a jurisdiction where offers to sell, or solicitations of offers to purchase, the securities offered by the Prospectus and this letter of transmittal are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the exchange offer does not extend to you.

The undersigned should complete, execute and deliver this letter of transmittal to indicate the action the undersigned desires to take with respect to an exchange offer:

TENDER OF OLD NOTES

☐    CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER OLD NOTES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

DTC Account Number

Date Tendered

Transaction Code Number

The undersigned authorizes the Exchange Agent to deliver this letter of transmittal to YRC Worldwide Inc. as evidence of the undersigned’s tender of old notes.

QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE APPLICABLE OFFER DOCUMENTS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT.

DESCRIPTION OF OLD NOTES TENDERED

THE UNDERSIGNED MUST COMPLETE THE APPROPRIATE BOX(ES) BELOW WITH RESPECT TO THE OLD NOTES TO WHICH THIS LETTER OF TRANSMITTAL RELATES.

DESCRIPTION OF OLD NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in Which Old Notes are Held (Please fill in if blank)	Title of Old Notes to be Tendered	Aggregate Principal Amount of Old Notes Represented	Aggregate Principal Amount of Old Notes Tendered (1)
5.0% Contingent Convertible Senior Notes due 2023
5.0% Net Share Settled Contingent Convertible Senior Notes due 2023
3.375% Contingent Convertible Senior Notes due 2023
3.375% Net Share Settled Contingent Convertible Senior Notes due 2023
8 1/2% Guarantee Notes due April 15, 2010
(1)	Unless otherwise indicated in this column, any tendering holder will be deemed to have tendered the entire principal amount represented by the old notes indicated in the column labeled “Aggregate Principal Amount of Old Notes Represented.” See Instruction 2.

If the space provided in the above form is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this letter of transmittal.

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING

INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By the execution hereof, the undersigned hereby acknowledges receipt of the preliminary prospectus dated November 9, 2009 as filed with the Securities and Exchange Commission (the “Prospectus”), as may be amended or supplemented from time to time, of YRC Worldwide Inc., a Delaware corporation, and this letter of transmittal (as it may be supplemented and amended from time to time, this “letter of transmittal”) (collectively, the “Offer Documents”). We urge you to review the applicable Offer Documents for the terms and conditions of the exchange offers. Certain terms used but not defined herein have the meaning given to them in the Prospectus.

Upon the terms and subject to the conditions of the exchange offers, the undersigned hereby tenders to the Company the principal amount or amounts of its old notes described in the box marked “Description of Old Notes Tendered.”

Subject to and effective upon the acceptance for exchange of the old notes tendered herewith, and the delivery of the exchange consideration upon the terms and conditions of the exchange offers, the undersigned hereby (1) irrevocably sells, assigns and transfers to the issuer of its old notes all right, title and interest in and to all such old notes as are being tendered herewith and (2) irrevocably appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as our agent with respect to the tendered old notes with full power coupled with an interest) to (a) transfer ownership of the old notes on the account books maintained by the DTC, together with all accompanying evidences of transfer and authenticity, to or upon the order of the issuer of its old notes, (b) present the old notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the old notes, all in accordance with the terms of the exchange offers, as set forth in the Offer Documents.

If you have tendered old notes, you may withdraw those old notes prior to the Withdrawal Deadline by submitting a withdrawal instruction to DTC subject to the limitations and requirements described in “The Exchange Offers—Withdrawal of Tenders” in the Prospectus.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the old notes tendered hereby and to acquire the exchange consideration upon the exchange of such tendered old notes and enter into the mutual release and give the consent, and that, when the old notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the old notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by us or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the old notes tendered hereby. The undersigned has received the applicable Offer Documents and agrees to all of the terms of the exchange offers.

If the undersigned is not a resident of the United States, the undersigned hereby represents and warrants that the undersigned is a “non-U.S. qualified offeree”, as such term is defined in the Prospectus under the heading “Non-U.S. Offer Restrictions.”

The Company reserves the right not to accept as validly given any certification as to eligibility given by a holder of old notes if we have reason to believe that such certification has not properly been given or is otherwise incorrect. As it may be unlawful in certain jurisdictions to deliver (or be deemed to have delivered) exchange consideration to holders of old notes, such holders who are residents, citizens, nationals of or have otherwise some form of connection with certain jurisdictions are required to inform themselves about and observe any applicable legal requirements. It is the responsibility of any such holder wishing to accept the proposals to satisfy itself as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required and the compliance with any other necessary formalities.

The undersigned understands that tenders of old notes pursuant to any one of the procedures described in the Prospectus under the heading “The Exchange Offers—Procedures for Tendering Old Notes” and in the instructions herein will, upon our acceptance for exchange of such tendered old notes, constitute a binding agreement between the undersigned and us upon the terms and subject to the conditions of the exchange offers.

Additionally, the undersigned understands that by tendering old notes in the exchange offers, the undersigned will be deemed to have consented to the proposed amendments in respect of the debt instruments governing their old notes as described in the Prospectus under the heading “Proposed Amendments.” Holders may not tender their old notes pursuant to the exchange offers without delivering consents to the proposed amendments, and holders may not deliver consents to the proposed amendments pursuant to the consent solicitations without tendering their old notes.

Additionally, the undersigned understands that by tendering old notes in the exchange offers, the undersigned is required to become party to, and thereby will become obligor and beneficiary of, a release under which the parties to the release, which include the holders that participate in the exchange offers and us, will agree to release the other parties to the release and their related parties from every, any and all claims that such party and its related parties ever had, now have or hereafter can, shall or may have, for, upon or by reason of any matter, act, failure to act, transaction, event, occurrence, cause or thing whatsoever that is directly or indirectly relating to the Company, subject to limited exceptions set forth in the mutual release, the full text of which is set forth as Exhibit A to this letter of transmittal. Holders may not revoke a mutual release without withdrawing from the exchange offers the previously tendered old notes to which such mutual release relates. The act of tendering old notes pursuant to the exchange offers shall constitute an agreement to become bound by, and a beneficiary of, the mutual release. The mutual release will be conditioned upon, and will not become effective until, the consummation of the exchange offers.

The exchange offers are subject to certain conditions described in the section of the Prospectus entitled “The Exchange Offers—Conditions to the Exchange Offers.” The undersigned understands that our obligation to accept for exchange old notes validly tendered and not validly withdrawn pursuant to the exchange offers is subject to the conditions set forth in the Offer Documents. The undersigned recognizes that as a result of these conditions (certain of which may be waived, in whole or in part, by us), as more particularly set forth in the Offer Documents, we may not be required to accept for exchange or to exchange any of the old notes tendered hereby and, in such event, the old notes not accepted for exchange will be returned to the undersigned at the address shown below the signature of the undersigned.

Unless otherwise indicated in the boxes entitled “Special Delivery Instructions” or “Special Payment or Issuance Instructions” in this letter of transmittal, certificates for all securities issued as part of the Exchange Consideration in exchange for tendered old notes, and any old notes delivered herewith but not exchanged, will be registered in the name of and delivered to the undersigned at the address shown below the signature of the undersigned. If securities are to be issued as part of the exchange consideration to a person other than the person(s) signing this letter of transmittal, or if securities delivered as part of the exchange consideration are to be mailed to someone other than the person(s) signing this letter of transmittal, the appropriate boxes of this letter of transmittal should be completed. If old notes are surrendered by holder(s) that have completed either the box entitled “Special Delivery Instructions” or “Special Payment or Issuance Instructions” in this letter of transmittal, signature(s) on this letter of transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 3).

All authority herein conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

THE UNDERSIGNED, BY COMPLETING THE BOXES ENTITLED “DESCRIPTION OF OLD NOTES TENDERED” AND SIGNING AND DELIVERING THIS LETTER, WILL HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOXES AND SHALL BECOME A PARTY TO THE MUTUAL RELEASE AND SHALL CONSENT TO THE AMENDMENTS TO THE INDENTURE DESCRIBED IN THE PROSPECTUS.

REGISTERED HOLDERS OF OLD NOTES SIGN HERE

(In addition, complete IRS Form W-9 below or applicable IRS Form W-8)

PLEASE SIGN HERE	PLEASE SIGN HERE

Authorized Signature of Registered Holder	Authorized Signature of Registered Holder

Must be signed by registered holder(s) exactly as name(s) appear(s) on the old notes or on a security position listing as the owner of the old notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. See Instruction 3. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name:	Name:

Title:	Title:

Address:	Address:

Telephone Number:	Telephone Number:

Date:	Date:

Taxpayer Identification or Social Security Number:	Taxpayer Identification or Social Security Number:

SIGNATURE GUARANTEE

(If required, see Instruction 3)

Signature(s) Guaranteed by an
Eligible Institution:

Date:
Authorized Signature

Name of Eligible Institution Guaranteeing Signature:	Address:

Capacity (full title):

Telephone Number:

SPECIAL PAYMENT OR ISSUANCE INSTRUCTIONS (See Instructions 3, 4, 5 and 6)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3, 4, 5 and 6)

To be completed ONLY if the exchange consideration for the old notes accepted for exchange is paid to, or any old notes that are not tendered or are not accepted are to be issued in the name of someone other than the undersigned.	To be completed ONLY if the exchange consideration or any old notes that are not tendered or are not accepted are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver: ☐ Exchange Consideration to:	Deliver: ☐ Exchange Consideration to:
☐ Old notes to:	☐ Old notes to:
(Check Appropriate Boxes)	(Check Appropriate Boxes)

Name(s)	Name(s)

Address	Address

Telephone Number:	Telephone Number:

(Taxpayer Identification or Social Security Number)	(Taxpayer Identification or Social Security Number)

☐ Credit the exchange consideration and/or untendered old notes delivered by book-entry transfer to the DTC account set forth below:	☐ Credit the exchange consideration and/or untendered old notes delivered by book-entry transfer to the DTC account set forth below:

(Account Number)	(Account Number)

(Name of Account Party)	(Name of Account Party)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers

1.	Delivery of this Letter of Transmittal.

All confirmations of any book-entry transfers delivered to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this letter of transmittal (or facsimile thereof), and any other documents required by this letter of transmittal with any required signature guarantees or, in the case of a book-entry transfer, an appropriate agent’s message, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date. The method of delivery of this letter of transmittal, the old notes and all other required documents is at the election and risk of the holder. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

Any beneficial holder whose old notes are registered in the name of a broker, dealer, bank, trust company, other nominee or custodian and who wishes to tender old notes in the exchange offers should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder’s behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing this letter of transmittal and tendering old notes, either make appropriate arrangements to register ownership of the old notes in such beneficial holder’s own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

The Company expressly reserves the right, at any time or from time to time, to extend the expiration date by complying with certain conditions set forth in the applicable Offer Documents.

LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY OR DTC.

2.	Certificated Notes

We believe that each series of old notes is currently represented by a global note deposited with a common depository at DTC. Old notes cannot be physically tendered. If you happen to hold old notes in physical, certificated form, you will need to deposit such old notes with DTC in order to participate in the exchange offers. If you need assistance in doing so, please contact the Information Agent at the address and telephone number set forth above.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this letter of transmittal is signed by the registered holder(s) of the old notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever.

If any of the old notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If a number of old notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different registrations of old notes.

Signatures on all letters of transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”), unless the old notes tendered thereby are tendered (i) by a holder of old notes who has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment or Issuance Instructions” on this letter of transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the old notes are registered in the name of a person other than the signer of the letter of transmittal or if old notes not accepted for purchase or not tendered are to be returned to a person other than the holder, then the signatures on the letters of transmittal accompanying the tendered old notes must be guaranteed by a Medallion Signature Guarantor as described above.

If this letter of transmittal is signed by the registered holder or holders of old notes listed and tendered hereby, no endorsements of the tendered old notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the old notes or transmit properly completed bond powers with this letter of transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the old notes, with the signature on the old notes or bond power guaranteed by a Medallion Signature Guarantor (except where the old notes are tendered for the account of an Eligible Institution).

If old notes are to be tendered by any person other than the person in whose name the old notes are registered, the old notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the holder or holders appear on the old notes, with the signature(s) on the old notes or instruments of transfer guaranteed as provided above, and this letter of transmittal must be executed and delivered either by the holder or holders, or by the tendering person pursuant to a valid proxy signed by the holder or holders, which signature must, in either case, be guaranteed as provided below.

4.	Special Issuance, Delivery and Payment Instructions.

Tendering holders should indicate, in the applicable box, the account at DTC in which the exchange consideration and accrued interest are to be issued and deposited, if different from the accounts of the person signing this letter of transmittal.

Tendering holders should indicate, in the applicable box, the name and address in which old notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered, if different from the names and addresses of the person signing this letter of transmittal.

In the case of issuance or payment in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

If no instructions are given, the exchange consideration (and any old notes not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the old notes or deposited at such holder’s account at DTC, as applicable.

5.	Transfer Taxes.

The Company shall pay all transfer taxes, if any, applicable to the exchange of old notes pursuant to the exchange offers. If, however, transfer taxes are payable in circumstances where certificates representing the securities issued as part of the exchange consideration or old notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the old notes tendered or where tendered old notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of old notes pursuant to the exchange offers, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 5, it will not be necessary for transfer stamps to be affixed to the old notes listed in this letter of transmittal.

6.	Waiver of Conditions.

We reserve the absolute right to waive, in whole or in part, any of the specified conditions to the exchange offers set forth in the Offer Documents.

7.	Requests for Assistance or Additional Copies.

Questions and requests for assistance relating to the Offer Documents, including this letter of transmittal and other related documents and relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone number set forth above.

Questions and requests for assistance or for additional copies of the Offer Documents may be directed to the Information Agent at the address and telephone number set forth above.

8.	Validity and Form.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange or purchase of any tendered old notes pursuant to any of the instructions in this letter of transmittal, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company in its absolute discretion, which determination will be final and binding. We reserve the absolute right to reject any or all tenders of any old notes determined by us not to be in proper form, or if the acceptance of, or exchange of, such old notes may, in the opinion of counsel for us, be unlawful. We also reserve the right to waive any conditions to any offer that we are legally permitted to waive.

Tender of old notes will not be deemed to have been validly made until all defects or irregularities in such tender have been cured or waived. All questions as to the form and validity (including time of receipt) of any delivery will be determined by us in our absolute discretion, which determination shall be final and binding. None of the Company, the Exchange Agent, the Information Agent, any Dealer Manager or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any old notes, or will incur any liability for failure to give any such notification.

9.	Important Tax Information.

TO COMPLY WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) ANY SUCH DISCUSSION IS INCLUDED HEREIN BY THE ISSUER IN CONNECTION WITH THE SOLICITATION BY THE ISSUER OF TENDERS; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under current U.S. federal income tax law, the Exchange Agent (as payor) may be required to withhold a portion of any payments (including payments with respect to accrued interest) made to certain holders (or other payees) pursuant to the exchange offers and other transactions described in the Prospectus. To avoid such backup withholding, each tendering U.S. holder or other U.S. payee must provide the Exchange Agent with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing Form W-9 of the Internal Revenue Service (the “IRS”), or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual’s social security number. If the

Exchange Agent is not provided with the correct TIN, the U.S. holder (or other payee) may be subject to a $50 penalty imposed by the IRS. If an exemption from backup withholding is not established, any reportable payments will be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if an exemption from backup withholding is established. If a US. holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. holder should write “Applied For” in the space provided for the TIN in Part I of Form W-9, sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN prior to the date of payment, the Exchange Agent will withhold 28% of any reportable payments made to the U.S. holder. For further information concerning backup withholding and instructions for completing the attached Form W-9 (including how to obtain a TIN if you do not have one and how to complete Form W-9 if the old notes are held in more than one name), consult the instructions in Form W-9. All IRS forms mentioned herein may be obtained on the IRS website at www.irs.gov.

Certain persons (including, among others, all corporations and certain non-U.S. persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should indicate their exempt status on Form W-9. A Non-U.S. Holder generally will not be subject to backup withholding with respect to any reportable payments (including payments with respect to accrued interest) as long as (1) the payor or broker does not have actual knowledge or reason to know that the holder is a U.S. person, and (2) the holder has furnished to the payor or broker a properly executed IRS Form W-8 (or a successor form) certifying, under penalties of perjury, its status as a non-U.S. person or otherwise establishes an exemption. An IRS Form W-8 can be obtained from the Exchange Agent. Holders should consult their tax advisors as to any qualification for exemption from backup withholding and the procedure for obtaining the exemption. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of U.S. federal income tax withheld will be creditable against the U.S. federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is timely furnished to the IRS.

As to Non-U.S. Holders, payment of interest (including original issue discount) may be subject to a 30% U.S. withholding tax, or lower rate under an applicable treaty. Interest may be exempt from withholding if it qualifies as portfolio interest to the Non-US Holder. In order to claim a lower rate or exemption, a Non-US Holder must furnish a properly executed IRS Form W-8 (or a successor form) claiming a lower rate or exemption. Non-U.S. Holders should consult their tax advisors as to any qualification for a lower rate under an applicable treaty or exemption from withholding.

A person’s failure to complete Form W-9, IRS Form W-8 or other appropriate form will not, by itself, cause such person’s old notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of any payments made to such person pursuant to the exchange offers and other transactions described in the Prospectus.

NOTE: FAILURE TO COMPLETE AND RETURN FORM W-9 (OR FORM W-8, AS APPLICABLE) MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE OFFERS AND OTHER TRANSACTIONS DESCRIBED IN THE PROSPECTUS. PLEASE REVIEW FORM W-9 AND INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS OR CONTACT THE EXCHANGE AGENT FOR THE APPLICABLE FORM W-8.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number by the time of payment, a portion (currently 28%) of all reportable payments made to me will be withheld and remitted to the Internal Revenue Service.

SIGNATURE:	DATE:

MUTUAL RELEASE

This MUTUAL RELEASE (this “Release”) is made and entered into as of                     , 2009, and is effective as of the Effective Time (as defined below), by and among: (a) YRC Worldwide Inc. (“YRCW”), (b) YRC Regional Transportation, Inc. (“YRCR”) and (c) certain holders (the “Noteholders”) of (i)(A) 5.0% Contingent Convertible Senior Notes due 2023 (the “Old 5% Notes”), (B) 5.0% Net Share Settled Contingent Convertible Senior Notes due 2023 (the “5% Net Share Settled Notes”), (C) 3.375% Contingent Convertible Senior Notes due 2023 (the “Old 3.375% Notes”) and (D) 3.375% Net Share Settled Contingent Convertible Senior Notes due 2023 (the “3.375% Net Share Settled Notes” and together with the Old 5% Notes, the 5% Net Share Settled Notes and the Old 3.375% Notes, the “Coco Notes”) issued by YRCW and (ii) the 8 1/2% Guaranteed Notes due April 15, 2010 issued by YRCR (the “8 1/2% Notes” and together with the Coco Notes, the “Notes”). YRCW and YRCR are collectively referred to herein as the “Company” and Company and the Noteholders are collectively referred to herein as the “Parties” and each individually as a “Party.” All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the prospectus that forms a part of the registration statement on Form S-4, initially filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2009 (as amended and supplemented, the “Prospectus”). This Release is being entered into in connection with the exchange offers among the Parties described in the Prospectus (the “Exchange Offers”). The Exchange Offers are conditioned upon, among other things, the requirement that not less than 95% of the aggregate principal amount of the Notes outstanding is properly tendered and not withdrawn on or prior to the expiration of the Exchange Offers (as may be amended from time to time the “Minimum Condition”), and the time of the settlement of the exchange for such Notes is referred to herein as the “Effective Time”. To the extent the Minimum Condition or any other conditions of the Exchange Offers are not satisfied or otherwise waived, the Release to be granted hereunder shall not become effective.

1. Definitions. As used herein, the following terms shall have the following meanings:

“Claims” means any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, breaches, agreements, promises, licenses, variances, trespasses, damages (including, but not limited to, avoiding power and equitable subordination claims), judgments, rights of rescission, extents, executions, claims, costs, expenses, and demands whatsoever, in law, in equity or in admiralty, in contract or tort, by statute or otherwise, whether known or unknown, suspected or unsuspected, vested or contingent, liquidated or unliquidated, matured or unmatured.

“Merger Claims” means any appraisal rights that a noteholder may have as a result of a merger of YRCW with a subsidiary or parent entity that is undertaken in order to effect the conversion of YRCW’s preferred stock into common stock.

“Related Party” means, as to any Party, such Party’s past, present, and future direct and indirect subsidiaries, and its and their respective divisions, officers, directors, advisory board members, board of representatives members, employees, agents, attorneys, managers, financial advisors, heirs, executors, estates, servants, representatives, nominees, predecessors, successors, assigns, and any other person (natural or otherwise), in each case, acting or purporting to act on behalf of any of the foregoing in their respective capacities as such and in no other capacity.

2. Release. Upon the Effective Time, to the extent permitted by law, each Party, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does for itself and for each of its Related Parties that it has the power to bind (by such Party’s acts or signature) or over which such Party directly or indirectly exercises control (each, a “Releasor” and, collectively, the “Releasors”), hereby expressly, unconditionally, generally, and individually and collectively waive, release, acquit and forever discharge one another and each other, and each of their respective Related Parties (collectively, the “Releasees”) and their respective properties from every, any, and all Claims against the Releasees, jointly or severally, any Releasor ever had, now has, or hereafter can, shall or may have, for, upon or by reason of any matter, act, omission, failure to act, transaction, event, occurrence, cause, or thing whatsoever at any time up to the time of settlement of the Exchange Offer on the date of this Release (the “Release Date”) directly or indirectly relating to or arising out of the Notes, the indentures relating to the Notes or the Exchange Offers and any Merger Claims that made be made based on a merger happening after the Release Date; provided, however, nothing in this Section 2 shall release: (A) any obligation of the Company and its subsidiaries to indemnify or to advance fees or reimburse any costs to their current and former directors or officers under its organizational documents, by-laws, employee-indemnification policies, state law, or any other agreement; (B) any right of any Party under (i) the Credit Agreement, among the Company, certain of its subsidiaries, JPMorgan Chase Bank, National Association, as administrative agent, and the other lenders party thereto, dated as of August 17, 2007 (as amended, the “Credit Agreement”) or (ii) the Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, among Yellow Roadway Receivables Funding Corporation, Falcon Asset Securitization Company LLC, Three Pillars Funding LLC, Amsterdam Funding Corporation, YRC Assurance Co. Ltd., the financial institutions party thereto as committed purchasers and certain other parties thereto (as amended, the “Receivables Agreement”); (C) any right of any party to receive the exchange consideration as set forth in the final prospectus relating to the Exchange Offers and related transactions thereto and any right such party to make a Claim if the Company fails to implement the changes to its board of directors described in the section entitled “Summary of the Restructuring Plan” of the Prospectus; (D) any failure by the Company to seek the Shareholder Approval or the Merger in each case in the manner described in the Prospectus or any violation by the Company of the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, in connection with the Exchange Offer which cannot be released hereby; (E) any claims arising under, through or otherwise relating to any Notes that remain outstanding after the Effective Time, as such obligations may be amended by any supplemental indentures entered into in connection with the Exchange Offer; or (F) any agreement or transaction entered into after the Effective Time, except for, in the case of clauses (C), (D) and (F) above, any Merger Claims.

3. Exculpation. Upon the Effective Time, to the extent permitted by law, each Party does for itself and each of its Related Parties that it has the power to bind (by such Party’s acts or signature) or over which such Party directly or indirectly exercises control acting in any and all capacities to which they may be entitled, hereby exculpate one another and each other and each of their respective Related Parties from, and agree that each shall have and incur no liability to, nor be subject to any right or action by one another for acts, omissions, events or occurrences prior to the Release Date directly or indirectly relating to or arising out of the Notes, the indentures relating to the Notes or the Exchange Offers; provided, however, nothing in this Section 3 shall exculpate the Company from liability for: (A) any obligation of the Company and its subsidiaries to indemnify or to advance fees or reimburse any costs to their current and former directors or officers under its organizational documents, by-laws, employee-indemnification policies, state law, or any other agreement; (B) any right of any Party under the Credit Agreement and the Receivables Agreement; (C) any right of any party to receive the exchange consideration as set forth in the final prospectus relating to the Exchange Offers and related transactions thereto and any right such party to make a Claim if the Company fails to implement the changes to its board of directors described in the section entitled “Summary of the Restructuring Plan” of the Prospectus; (D) any failure by the Company to seek the Shareholder Approval or the Merger in each case in the manner described in the Prospectus or any violation by the Company of the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, in connection with the Exchange Offer which cannot be released hereby; (E) any claims arising under, through or otherwise relating to any Notes that remain outstanding after the Effective Time, as such obligations may be amended by any supplemental indentures entered into in connection with the Exchange Offer; or (F) any agreement or transaction entered into after the Effective Time, except for, in the case of clauses (C), (D) and (F) above, any Merger Claims.

4. Waiver. Upon the Effective Time, each Party intends that this Release be effective as a full and final accord and satisfactory release of each and every matter specifically or generally referred to herein. Each Party waives and relinquishes any rights and benefits to the full extent that they may lawfully waive all such rights and benefits pertaining to the subject matter of this Agreement. Each Party acknowledges that it is aware that it may later discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of this Release, but it is their intention to fully and finally forever settle and release any and all matters, disputes and differences, known and unknown, suspected and unsuspected, which now exist, may later exist or may previously have existed between them, and that in furtherance of this intention, the releases given in this Agreement shall be and remain in effect as full and complete general releases notwithstanding discovery or existence of any such additional or different facts.

5. Representations/Covenants. Each Party warrants and represents to the other Parties that it has not assigned or transferred or purported to assign or transfer to any person or entity not a party to this Agreement any matter or any part or portion of any matter covered by this Agreement, and each of them agrees to indemnify and hold harmless the others from and against any Claims based upon or in connection with or arising out of any such assignment or transfer or purported or claimed assignment or transfer. Notwithstanding anything herein to the contrary, the Parties hereto acknowledge and agree that no inaccuracy, breach, or violation of any of the representations, warranties, or covenants set forth in this Section 5 shall have any effect whatsoever on the validity, scope, or effectiveness of the Release.

6. Reimbursement. Each Party agrees that, in the event that any Related Party of such Party institutes any proceedings against any Releasee and the claims brought pursuant to such proceedings would be held to be barred by this Release if made by such Party, then such Party will reimburse any Releasee sued in any such action for all reasonable liabilities, fees and costs of any kind arising from any such claim or suit, including any reasonable costs and reasonable attorneys’ fees incurred.

7. Amendment. This Release may not be amended, modified, or supplemented, and no provision hereof may be waived, in whole or in part, without the written agreement of each Releasor and the affected Releasee to be bound by such amendment, modification, supplement or waiver.

8. Severability. Any provision of this Release which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof or the validity or enforceability of such provision in any other jurisdiction. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, each Party hereto intends that such provision will be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law.

9. Governing Law. This Release shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to any conflicts of law provision that would require the application of the law of any other jurisdiction.

10. Counterparts; Effectiveness. Notwithstanding anything else contained in the Release, the effectiveness of this Release is expressly subject to all of the conditions of the Exchange Offer having been satisfied. Upon the Effective Time, this Release automatically and without any further action required by any party hereto shall become effective and enforceable by each of the Parties against the other Parties. This Release may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same Release.

11. California Civil Code Section 1542. Each and every Party to this Release acknowledges that it has been advised by its respective attorney concerning, and is familiar with, the provisions of California Civil Code Section 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Each and every Party to this Release acknowledges that it may have sustained damages, losses, fees, costs or expenses that are presently unknown and unsuspected, and that such damages, losses, fees, costs or expenses as the Party may have sustained might give rise to additional damages, losses, fees, costs or expenses in the future.

Nevertheless, each of the Parties acknowledges that the releases herein have been negotiated and agreed upon in light of such possible damages, losses, fees, costs or expenses, and each expressly waives any and all rights under California Civil Code Section 1542 or any successor thereto, concerning any unknown claims. The Parties agree that this provision is a material term without which the Parties would not have entered into this Release.

12. Third Party Beneficiaries. The Parties accept, acknowledge and agree that the provisions of this Release are for the benefit of the Parties’ Related Parties, even if not signatory hereto, and such Related Parties shall be third party beneficiaries hereof and be entitled to enforce the provisions of this Release as set forth herein.

* * * * *

IN WITNESS WHEREOF, each Party has caused this Release to be executed and delivered by its duly authorized officer as of the date first above written.

YRC WORLDWIDE INC.

By:
Name:
Its:

YRC REGIONAL TRANSPORTATION, INC.

By:
Name:
Its:

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/ Sole proprietor	☐	Corporation	☐	Partnership	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶ ☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or
Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called

“backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code

Form W-9 (Rev. 10-2007)	Page 3

for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Form W-9 (Rev. 10-2007)	Page 4

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner [3]
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Form W-9 (Rev. 10-2007)	Page 5

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.